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                                                                   Exhibit 10.16













                               DEMAND NOTE PAYABLE




AMOUNT                $1,000,000

DATE                  December 6, 1996

SECURITY              Unsecured


On demand after date, F&H Restaurant Corp. promises to pay to Jamie B. Coulter, or to his order, one million dollars ($1,000,000) at Wichita, Kansas, for value received, with base interest thereon at Intrust Bank, from date of note until paid. Interest payable upon final payment of principal.



  /s/ Jamie B. Coulter
------------------------------
      Jamie B. Coulter
        Chairman
    F&H Restaurant Corp.